CONSOLIDATED STATEMENTS OF INCOME - USD ($) shares in Thousands, $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Revenues:
Search	$ 83,712	$ 189,346
Advertising and other	16,994	35,012
Total Revenues	100,706	224,358
Costs and Expenses:
Cost of revenues	5,626	12,963
Customer acquisition costs	35,143	115,542
Research and development	13,139	23,959
Selling and marketing	11,737	10,509
General and administrative	10,924	$ 19,955
Gain on reversal of contingent consideration, net of impairment	(2,397)
Total Costs and Expenses	74,172	$ 182,928
Income from Operations	26,534	41,430
Financial expense, net	1,058	867
Income before Taxes on Income	25,476	40,563
Taxes on income	6,522	9,060
Net Income	$ 18,954	$ 31,503
Net Earnings per Share - Basic	$ 0.27	$ 0.47
Net Earnings per Share - Diluted	$ 0.27	$ 0.46
Weighted average number of shares - Basic	70,623	67,326
Weighted average number of shares - Diluted	70,764	69,040